Revenues	12 Months Ended
Dec. 31, 2020
Disclosure of revenue [text block] [Abstract]
REVENUES

NOTE 15 - REVENUES:

a.	Disaggregation of Revenues:

The following table present the Group’s revenues disaggregated by revenue type:

	Year ended on December 31,
	2020	2019	2018
	USD in thousands

Miniature camera and related equipment	491	188	175
Development services	-	85	217
Revenues from commissions	40	-	-
MUSE and related equipment	-	-	44
	531	273	436

Revenues from products are recognized at a point of time and revenues from services are recognized over time.

b.	Contract fulfillment assets:

The Company’s contract fulfillment assets:

December 31,
2020
USD in thousands
Contract fulfillment assets from contract with Customer B – $316 thousand of this amount related to 2019	1,130

c.	Contract liabilities:

The changes in the Company’s contract liabilities were as follows:

	December 31,
	2020	2019
	USD in thousands
Balance at beginning of year	2,302	349
Deferred revenue relating to new sales	735	2,069
Revenue recognition during the period	(389)	(116)
Balance at end of year	2,649	2,302

Composition of contract liabilities:

	December 31,
	2020	2019
	USD in thousands

Current contract liabilities	849	502
Non-current contract liabilities (*)	1,800	1,800
	2,649	2,302

(*) On June 3, 2019, the Company entered into a Licensing and Sale Agreement with Shanghai Golden Grand-Medical Instruments Ltd. (hereinafter “Golden Grand”) for the know-how licensing and sale of goods relating to MUSE system in China, Hong Kong, Taiwan and Macao. Under the agreement, the Company committed to provide a license, training services and goods to Golden Grand in consideration for USD 3 million to be paid to the Company in four milestones-based installments. The final milestone and the final installment shall be completed and paid upon the completion of a MUSE assembly line in China. The payment of a substantial amount of the consideration is contingent on achievement of certain milestones such as establishing a MUSE™ assembly line in China. In the event that Company is not able to meet such milestones, due to various factors including natural disasters, public health crises, political crises and trade wars which are not under Company control, Company entitlement to the aggregate consideration under the agreement may be impaired.

Remaining Performance Obligations

Remaining Performance Obligations (“RPO”) represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of December 31, 2020, the total RPO amounted to $5.9 million. The Group expects to recognize $2.9 million of this RPO over the expected manufacturing term of the product under development. and an additional $3 million more than 12 months after the end of the reporting period (out of which the receipt of the remaining consideration amounting to $1,200 thousand is subject to meeting future milestones pursuant to the Licensing and Sale Agreement with Golden Grand as described above).

d.	Eventer revenue

Eventer is a technology company engaged in the development of unique tools for automatic creation, management, promotion, and billing of events and ticketing sales. Eventer developed a platform for managing the sale of tickets for events and / or activities through a variety of technological solutions. Eventer’s platform is enabling producers from different fields to manage and integrate the sale of tickets for frontal, virtual and hybrid events, of various sizes in Israel and abroad.

As part of the services provided by Eventer, it suggests the collection of the proceeds from tickets sold for the producers. Such proceeds totaled at $661 and $122 as of December 31, 2020 and represent the balance of liability to event producers, less the commissions to which it is entitled, respectively. Proceeds collected directly by event producers, were recognized as income receivable and totaled at $79 as of December 31, 2020.